SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               SEPTEMBER 30, 2008

                     WORLDWATER & SOLAR TECHNOLOGIES CORP.
                     -------------------------------------
               (Exact Name of Registrant as specified in charter)


    Delaware                         0-16936                     33-0123045
   -------------------------------------------------------------------------
(State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)                File Number)           Identification No.)


    200 Ludlow Drive, Ewing Business Park, Ewing, New Jersey       08638
    --------------------------------------------------------------------
      (Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code:   609/ 818-0700


                                not applicable
                                --------------
       (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS: ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) James S. Brown resigned his position as Executive Vice President, Project Finance, of WorldWater & Solar Technologies Corp. (the "Company"), effective September 30, 2008. Mr. Brown will continue his relationship with the Company as a consultant in the area of project finance.



--------------------------------------------------------------------------------
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWATER & SOLAR TECHNOLOGIES CORP.


By:      /s/ Frank W. Smith
----------------------------------------------------
         Frank W. Smith
         Chief Executive Officer



Date:  October 3, 2008